SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): April 4, 2000
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                              Quality Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)



     California                     0-13801               95-2888568
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(State or Other Jurisdiction      (Commission           (IRS Employer
   of Incorporation)              File Number)       Identification No.)


         17822 East 17th Street, Suite 210, Tustin, CA         92780
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         (Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code: (714) 731-7171
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)




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         Item 5.  Other Events.
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         Exhibit 99.1 to this Form 8-K is incorporated herein by reference.




         Item 7.  Financial Statements, Pro Forma Financial
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                  Information and Exhibits.
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         (c)      Exhibits

                  Exhibit No.               Description
                  -----------               -----------

                     99.1                   Press Release dated April 4, 2000


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                                    SIGNATURE
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  QUALITY SYSTEMS, INC.



Dated: April 7, 2000                        By:   /s/ Robert G. McGraw
                                                  ------------------------------
                                                  Robert G. McGraw
                                                  Chief Financial Officer and
                                                  Principal Accounting Officer

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